Deposits	12 Months Ended
Mar. 31, 2025
Deposit Assets [Abstract]
Deposits [Text Block]

9. Deposits

The deposits relate to required amounts on account with electricity providers in Sweden and Paraguay and deposits for equipment purchases, consisting of:

Description	2025	2024

ANDE*	6,524	-
Bodens Energi	$274	$258
Atnorth	310	292
Equipment deposits	78,647	26,307
Vattenfall AB	1,263	1,191
Deposits, gross	87,018	28,048

Equipment deposit provision, opening	(12,131)	(27,331)
Equipment deposit provision, reclassed	-	15,200
Equipment deposit provision	(12,131)	(12,131)
Deposits, net	$74,887	$15,917

The Company is exposed to counterparty risk through the advances made for certain mining equipment ("Deposits") it places with its suppliers in order to secure orders over a set delivery schedule.  The risk of a supplier failing to meet its contractual obligations may result in late deliveries and/or the value of the deposits is not realised from non delivery of equipment or delivery of equipment with reduced quality.  The Company attempts to mitigate this risk by procuring mining hardware from the established suppliers and with whom the Company has existing relationships and knowledge of their reputation in the market.

*During the year ended March 31, 2025, the Company entered a 100MW power supply agreement with the National Administration of Electricity ("ANDE") in Paraguay. The Company paid $3.4 million security deposit for one month of estimated consumption of electric energy and power per terms of the agreement.

The Company has a commitment to pay for another two months of estimated consumption before sixty calendar days from the start of the supply or within 12 months following the signing of the power supply agreement, whichever, occurs first. In addition, the Company will need to provide a letter of credit, valid until April 1, 2028, for an amount equivalent to two months of estimated consumption of electric energy and power within 12 months of signing the power supply agreement. These commitment amounts are included in Note 16(c) and are refundable to the Company after the agreement has concluded and the sums resulting from the final statement of account from ANDE are settled.

During the year ended March 31, 2025, the Company recorded expected credit losses on the deposits of $nil million in the consolidated statements of (loss) income and comprehensive (loss) income. The expected credit losses are based on the counterparty risk of delivery, efficiency of machines expected use of the machines and the expected quantity and quality of the equipment to be received.

During the year ended March 31, 2024, the Company received equipment related to an equipment deposit provision of $15.2 million in 2023 which was reclassified to plant and equipment. The remaining equipment deposit provision of $12.1 million remained at March 31, 2024 and 2025, and the Company did not record any additional expected credit losses on its deposits during the year ended March 31, 2024 and 2025.